K&M ASSOCIATES L.P.

                               OPTION AGREEMENT

                                 by and among

                          OCEAN STATE JEWELRY, INC.

                                     and

               CERTAIN LIMITED PARTNERS OF K&M ASSOCIATES L.P.

                          dated as of April 1, 1995


                                  ARTICLE I

                        PURCHASE AND SALE OF INTERESTS

          1.1.  Grant of Option . . . . . . . . . . . . . . . .   2
          1.2.  Consideration . . . . . . . . . . . . . . . . .   2
          1.3.  Exercise of Option  . . . . . . . . . . . . . .   3
          1.4.  Acceleration of the Trigger Date  . . . . . . .   3
          1.5.  Deliveries by the Sellers . . . . . . . . . . .   6
          1.6.  Deliveries by Buyer . . . . . . . . . . . . . .   6
          1.7.  Acknowledgement of the Sellers  . . . . . . . .   6

                                  ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE SELLERS

          2.1.  Authorization . . . . . . . . . . . . . . . . .   6
          2.2.  Ownership of Interests  . . . . . . . . . . . .   7

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                   OF BUYER

          3.1.  Corporate Organization  . . . . . . . . . . . .   7
          3.2.  Authorization . . . . . . . . . . . . . . . . .   7
          3.3.  Authorization of ABI  . . . . . . . . . . . . .   8

                                  ARTICLE IV

               COVENANTS AND FURTHER AGREEMENTS OF THE SELLERS

          4.1.  Covenants and further Agreements of the
                    Seller  . . . . . . . . . . . . . . . . . .   8

                                  ARTICLE V

                         SURVIVAL AND INDEMNIFICATION

          5.1.  Survival  . . . . . . . . . . . . . . . . . . .   9
          5.2.  Indemnification . . . . . . . . . . . . . . . .   9
          5.3.  Procedure for Indemnification . . . . . . . .    10

                                  ARTICLE VI

                              GENERAL PROVISIONS

          6.1.  Amendment and Waiver  . . . . . . . . . . . . .  11
          6.2.  Expenses  . . . . . . . . . . . . . . . . . . .  12
          6.3.  Notices . . . . . . . . . . . . . . . . . . . .  12
          6.4.  Entire Agreement; Binding Effect  . . . . . . .  13
          6.5.  Specific Performance  . . . . . . . . . . . . .  13
          6.6.  Applicable Law  . . . . . . . . . . . . . . . .  13
          6.7.  Parties in Interest . . . . . . . . . . . . . .  14
          6.8.  Counterparts  . . . . . . . . . . . . . . . . .  14
          6.9.  Headings; Pronouns and Conjunctions . . . . . .  14
          6.10.  Severability . . . . . . . . . . . . . . . . .  14

          Schedule A     Sellers; Profits Interests; Trigger and
                              Exercise Events; Forms and Amounts of
                              Exercise Prices

          Annex I        Form of Note


                               OPTION AGREEMENT

                    THIS AGREEMENT is made and entered into as of the 1st day of April, 1995, by and among Ocean State Jewelry, Inc., a Rhode Island corporation ("Buyer"), and those persons and entities listed on Schedule A hereto (each a "Seller" and collectively the "Sellers").

                    WHEREAS, Buyer and the Sellers are certain of the limited partners of K&M Associates L.P., a Rhode Island limited partnership (the "Partnership"), pursuant to a Restated Agreement of Limited Partnership dated as of April 1, 1988, as amended through October 27, 1994, by and among AIMPAR, Inc. ("AIM") and Wilbur A. Cowett Incorporated, as general partners of the Partnership, and those persons (which include the Sellers) listed on Schedule A thereto as limited partners of the Partner-ship;

                    WHEREAS, as of immediately prior to the effec-tive time of this Agreement, the Restated Agreement of Limited Partnership is being amended and restated by and among AIM, as sole general partner of the Partnership, and those persons (including without limitation the Sellers) listed on Schedule A thereto as limited partners of the Partnership (as so amended and restated, the "Partnership Agreement"); and

                    WHEREAS, each Seller desires to grant to Buyer the option to buy, and Buyer desires to grant to each Seller the option to sell, all of such Seller's respec-tive interest in the Partnership as set forth opposite such Seller's name on Schedule A (each an "Interest" and collectively the "Interests"), upon the terms and subject to the conditions set forth in this Agreement;

                    NOW, THEREFORE, in consideration of the forego-ing and the other good and valuable consideration, re-spective representations, warranties, covenants and agreements hereinafter set forth, receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as fol-lows:


                                  ARTICLE I

                        PURCHASE AND SALE OF INTERESTS

                    1.1.  Grant of Option.  Upon the terms and
          subject to the conditions contained herein, each Seller hereby grants to Buyer an irrevocable and exclusive option to buy (each a "Call Option"), and Buyer hereby grants to each Seller an irrevocable and exclusive option to sell to Buyer (each a "Put Option" and, together with the Call Options, the "Options"), such Seller's respec-tive Interest, including with respect to the Sellers designated as Special Limited Partners on Schedule A, such Seller's Special Limited Partner Interest (as de-fined in the Partnership Agreement).

                    1.2. Consideration. Upon the terms and sub-ject to the conditions contained herein and in consider-ation of, and in full payment for, the aforesaid sale and transfer of the Interests, each Option shall be exercis-able for the respective amount and form of consideration corresponding to the description entitled "Exercise Event" set forth opposite each respective Seller's name on Schedule A (each an "Exercise Price"). At any Clos-ing, Buyer will deliver:

                    (a) with respect to Arthur I. Maier Limited, ARTWIL Associates and Susan Maier, that portion of the Exercise Price designated as "(ii)" opposite such Sellers' names under the column entitled "Amount of Exercise Price" set forth on Schedule A; and

                    (b) with respect to any other Seller not list-ed in clause (a) above, that portion of the Exercise Price designated as "1(ii)" (whether arising from an Exercise Event designated "1" or "3") or the amount designated as the "prod-uct" in "2," as the case may be, in each case opposite such Sellers' names under the column entitled "Amount of Exercise Price" set forth on Schedule A.

          Buyer shall deliver the remainder of the Exercise Price, if any, to Seller as soon as practicable thereafter, but in no event later than 90 days following the Fiscal Year (as defined in the Partnership Agreement) of such Clos-ing. Notwithstanding the foregoing, if the Partnership's Property (as defined in the Partnership Agreement) is re-valued on the Partnership's books at an amount in excess of the aggregate value of the Capital Accounts as set forth on Schedule B of the Partnership Agreement, such excess shall be excluded from the calculation of Capital Accounts for all purposes of this Agreement (including without limitation Schedule A hereto).

                    1.3. Exercise of Option. Each Call Option may be exercised by Buyer or its permitted assignee at any time or from time to time, and each Put Option may be exercised by Seller at any time or from time to time, from and after the date set forth opposite such Seller's name on Schedule A (each a "Trigger Date") until
          March 31, 2005 (the "Termination Date"), except that if the Option cannot be exercised by reason of any applica-ble judgment, decree or order granted, the Termination Date shall be extended until ten business days after such impediment to exercise shall have been removed. In the event Buyer or any Seller desires to exercise an Option, Buyer or such Seller, as the case may be, shall send a written notice to the other party stating its intent to exercise and specifying a date not earlier than 10 nor later than 20 business days from the date such notice is given for the closing of such purchase (with respect to such Option, the "Closing"). Any Closing of the transac-tions contemplated by this Agreement shall occur on the date specified in such notice at such time and place as may be agreed upon by the parties. The time and date of each Closing is sometimes referred to herein as a "Clos-ing Date." Upon consummation of any of the respective transactions contemplated herein, such Closing shall be deemed to have taken place as of the close of business on such Closing Date.

                    1.4. Acceleration of the Trigger Date. Not-withstanding any provision of this Agreement to the contrary, the Trigger Date for a Call Option or a Put Option, as the case may be, will accelerate and such Option will become exercisable immediately upon the following terms and conditions (each an "Acceleration Event"):

                         (a)  With respect to Arthur I. Maier
          Limited and Susan Maier,

                    (i) a Call Option Trigger Date will accelerate
                    (A) in the event Mr. Maier's employment by the Partnership is terminated by Mr. Maier volun-tarily or by the Partnership for Cause (as defined below), (B) in the event Mr. Maier's employment by the Partnership is terminated by the Partnership for any reason other than for Cause (including without limitation any termi-nation resulting from his death or Permanent Disability) and (C) in the event AIM causes the Partnership to effectuate the withdrawal from the Partnership of Arthur I. Maier Limited or Susan Maier other than in connection with the immediately preceding sub-clause (A) of this sentence; and

                    (ii) a Put Option Trigger Date will accelerate
                    (A) in the event Mr. Maier's employment by the Partnership is terminated by the Partnership for any reason other than for Cause (including without limitation any termination resulting from his death or Permanent Disability) or (B) in the event AIM causes the Partnership to effectuate the withdrawal from the Partnership of Arthur I. Maier Limited or Susan Maier other than in connection with sub-clause (A) of clause (i) of this sentence and (C) and a Put Option will be deemed to be exercised without any action by a Seller immediately prior to any action of the General Partner or General Part-ners to terminate or dissolve the Partnership.

                         (b)  With respect to each of the Limited
          Partners (other than Arthur I. Maier Limited, ARTWIL Associates and Susan Maier) set forth on Schedule A who is designated thereon (or whose principal is designated thereon) as a Partnership Employee,

                    (i) a Call Option Trigger Date will accelerate
                    (A) in the event such Partnership Employee's employment by the Partnership is terminated by such Partnership Employee voluntarily or by the Partnership for Cause, (B) in the event such Partnership Employee's employment by the Part-nership is terminated by the Partnership for any reason other than for Cause (including without limitation any termination resulting from such Partnership Employee's death or Per-manent Disability) and (C) in the event AIM causes the Partnership to effectuate the with-drawal of such Partner from the Partnership other than in connection with the immediately preceding sub-clause (A) of this sentence; and

                    (ii) a Put Option Trigger Date will accelerate
                    (A) in the event such Partnership Employee's employment by the Partnership is terminated by the Partnership for any reason other than for Cause (including without limitation any termi-nation resulting from such Partnership Employee's death or Permanent Disability) or
                    (B) in the event AIM causes the Partnership to effectuate the withdrawal of such Partner from the Partnership other than in connection with sub-clause (A) of clause (i) of this sentence and (C) and a Put Option will be deemed to be exercised without any action by a Seller imme-diately prior to any action of the General Partner or General Partners to terminate or dissolve the Partnership.

                    For purposes of this Agreement, the termination of a Partnership Employee "for Cause" occurs if such termination arises as a result of, any one or more of the following reasons: dishonesty, conviction of any crime involving moral turpitude, conviction of a felony, con-viction of a misdemeanor which could have a material adverse effect on such person's ability to perform his employment obligations, material breach of such employee's employment obligations after notice thereof and a reasonable opportunity to cure, willful misconduct injurious to the Partnership whether monetarily or other-wise of a material nature, habitual drunkenness, drug abuse or excessive absenteeism not related to such person's Permanent Disability, if any.

                    For purposes of this Agreement, a "Permanent
          Disability" occurs with respect to any Partnership Em-ployee who is unable to fully perform his duties and employment obligations to the Partnership for (a) a continuous period of 90 days or (b) an aggregate of 120 days, in each case during any period of twelve consecu-tive months by reason of a [medically determinable ill-ness] or injury (other than habitual drunkenness or drug abuse).

                    1.5.  Deliveries by the Sellers.  On each
          Closing Date, the respective Seller shall deliver or cause to be delivered to Buyer:

                         (a)   a "Nonforeign Person Affidavit," as
          provided in Section 1445 of the Internal Revenue Code of 1986, as amended, duly executed by such Seller; and

                         (b)  such other instruments or documents
          as may be reasonably necessary to carry out the transac-tions contemplated by this Agreement (with respect to such Option) and to comply with the terms hereof.

                    1.6.  Deliveries by Buyer.  On each Closing
          Date, Buyer shall deliver or cause to be delivered to the respective Seller the following:

                         (a)  the respective Exercise Price for
          such Option, subject to the terms and provisions of Sections 1.2 and 1.3 hereof and Schedule A; and

                         (b)  such other instruments or documents
          as may be reasonably necessary to carry out the transac-tions contemplated by this Agreement and to comply with the terms hereof.

                    1.7.  Acknowledgement of the Sellers.  Each
          Seller hereby acknowledges that, upon the Closing in connection with the exercise of the Call Option or Put Option relating to Seller's Interest, such Seller will no longer have any Interest in the Partnership.

                                  ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                    Each of the Sellers hereby severally represents and warrants to Buyer as follows:

                    2.1. Authorization. The Seller has the requi-site capacity to enter into this Agreement and the other agreements, documents and instruments to be executed and delivered by such Seller pursuant hereto (the "Additional Seller's Documents") and to carry out the transactions contemplated hereby and thereby. When fully executed and delivered, this Agreement and each of the Additional Seller's Documents will constitute the valid and binding agreements of the Seller, enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    2.2. Ownership of Interests. The Seller has, and at the respective Closing, upon delivery by Buyer to the Seller of the Exercise Price therefor, Buyer will acquire, good and valid title to the Seller's Interest, free and clear of any mortgage, pledge, security inter-est, encumbrance, lien, claim or charge of any kind or right of others of whatever nature ("Liens").

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                   OF BUYER

                    Buyer hereby represents and warrants to each Seller as follows:

                    3.1.  Corporate Organization.  Buyer is a
          corporation duly organized, validly existing and in good standing under the laws of the State of Rhode Island.

                    3.2. Authorization. Buyer has the requisite corporate power and authority to enter into this Agree-ment and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions con-templated hereby have been duly authorized by the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer or its stockholders are necessary to authorize this Agreement and the transactions contemplat-ed hereby. When fully executed and delivered, this Agreement will constitute the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent convey-ance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of wheth-er enforceability is considered in a proceeding in equity or at law).

                    3.3. Authorization of ABI. American Biltrite Inc., a Delaware corporation ("ABI"), has the requisite corporate power and authority to execute, deliver and perform its obligations under the promissory notes being delivered at any Closing, and when delivered, such notes will be valid and binding and enforceable against ABI in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                                  ARTICLE IV

               COVENANTS AND FURTHER AGREEMENTS OF THE SELLERS

                    Each of the Sellers hereby severally covenants and further agrees with Buyer as follows:

                    4.1. Covenants and further Agreements of the Seller. At all times from the date hereof through the earlier of the exercise of the Option and the Termination Date, the Seller will be the record and beneficial owner of Seller's Interest, will maintain such Interest free and clear of all Liens and will not grant any beneficial interest in and to such Interest to any other party. In the event of exercise of the Option, the Seller will deliver title to such Interest to Buyer, free and clear of all Liens.

                                  ARTICLE V

                         SURVIVAL AND INDEMNIFICATION

                    5.1.  Survival.  All representations and war-
          ranties contained in this Agreement shall survive the Closing for the applicable statute of limitations period.

                    5.2.  Indemnification.

                         (a)  Each Seller severally agrees to
          indemnify and hold harmless Buyer and its subsidiaries and affiliates and their respective officers, directors, employees and agents against and in respect of any loss, liability (including, without limitation, any liability for taxes due or claimed to be due in respect to periods ending on or before the Closing Date), damage, demand, claim, cost, suit, action or cause of action, judgment, award, assessment, interest, penalty or expense (includ-ing, without limitation, reasonable attorneys' or consultants' fees), net of any tax benefits, insurance proceeds or settlement proceeds received in connection therewith (individually a "Loss" and collectively "Loss-es") incurred or sustained by any of them as a result of a breach by such Seller of the representations, warran-ties, covenants and agreements contained herein or in any document delivered pursuant hereto or in connection herewith, provided, that no Seller shall be liable for any amount in excess of the aggregate Exercise Price set forth opposite such Seller's name on Schedule A and the principal amount of debt of such Seller assumed by Buyer, if any.

                         (b)  Buyer agrees to indemnify and hold
          harmless each Seller, and, if applicable, its subsidiar-ies and affiliates, and their respective officers, direc-tors, employees and agents against and in respect of any Losses incurred or sustained by any of them as a result of a breach by Buyer of the representations, warranties, covenants and agreements contained herein or in any document delivered pursuant hereto or in connection herewith, provided, that Buyer shall not be liable to any Seller for any amount in excess of the aggregate Exercise Price set forth opposite such Seller's name on Sched-ule A.

                    5.3.  Procedure for Indemnification.

                         (a)  Any person or entity entitled to
          assert a claim for indemnification under this Agreement (the "Indemnitee") shall give prompt written notice to the indemnifying party (the "Indemnitor") of any claim or event known to it which does or may give rise to a claim for indemnification hereunder by the Indemnitee against the Indemnitor; provided that the failure of any Indemni-tee to give notice as provided in this Section 5.3 shall not relieve the Indemnitor of its obligations under this
          Article IV, except to the extent that such failure has materially and adversely affected the rights of the Indemnitor. In the case of any claim for indemnification hereunder arising out of a claim, action, suit or pro-ceeding brought by any person who is not a party to this Agreement (a "Third Party Claim"), the Indemnitee shall also give the Indemnitor copies of any written claims, process or legal pleadings with respect to such Third Party Claim promptly after such documents are received by the Indemnitee.

                         (b)  An Indemnitor may elect to compromise
          or defend, at such Indemnitor's own expense and by such Indemnitor's own counsel, any Third Party Claim. If an Indemnitor elects to compromise or defend a Third Party Claim, it shall, within 30 days of the date of its re-ceipt of the notice provided pursuant to Section 5.3(a) hereof (or sooner, if the nature of such Third Party Claim so requires), notify the related Indemnitee of its intent to do so, and such Indemnitee shall reasonably cooperate in the compromise of, or defense against, such Third Party Claim. Such Indemnitor shall pay such Indemnitee's actual out-of-pocket expenses incurred in connection with such cooperation. After notice from an Indemnitor to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitor shall not be liable to such Indemnitee under this Article IV for any legal expenses subsequently incurred by such Indemni-tee in connection with the defense thereof; provided that such Indemnitee shall have the right to employ one coun-sel of its choice in each applicable jurisdiction (if more than one jurisdiction is involved) to represent such Indemnitee if, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnitor exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by such Indemnitor. If an Indemnitor elects not to compromise or defend against a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section 5.3, such Indemnitee may negotiate, pay, compromise or defend such Third Party Claim on behalf of and for the account and risk of the Indemnitor. No Indemnitor shall consent to entry of any judgment or enter into any settlement without the written consent of each related Indemnitee (which consent shall not be unreasonably withheld), unless such judgment or settlement provides solely for money damages or other money payments for which such Indemnitee is entitled to indemnification hereunder and includes as an uncondition-al term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such Third Party Claim.

                         (c)  Notwithstanding the rights of an
          Indemnitor to elect to compromise or defend a Third Party Claim in subparagraph (b) above, if there is a reasonable likelihood that a Third Party Claim may have a material adverse effect on an Indemnitee, other than as a result of money damages or other money payments for which such Indemnitee is entitled to indemnification hereunder, such Indemnitee will have the right, after consultation with the Indemnitor and at the cost and expense of the Indem-nitor, to defend such Third Party Claim.

                                  ARTICLE VI

                              GENERAL PROVISIONS

                    6.1. Amendment and Waiver. This Agreement may be amended, modified or supplemented only by a written agreement of the parties hereto. Any failure of any party to comply with any obligation, agreement or condi-tion hereunder may only be waived in writing by the other parties, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other parties shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

                    6.2.  Expenses.  Each of the parties hereto
          agrees to pay all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including without limitation the fees of its counsel, consultants and accountants.

                    6.3. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed given if delivered personally, if sent by Federal Express or other overnight courier or delivery service or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                         (a)  If to Buyer:

                              c/o American Biltrite Inc.
                              57 River Street
                              Wellesley Hills, Massachusetts  02181
                              Attention:  Richard G. Marcus

                              With a copy to:

                              Skadden, Arps, Slate, Meagher & Flom
                              One Beacon Street
                              Boston, Massachusetts  02108
                              Attention:  Louis A. Goodman, Esq.;

                         (b)  If to Arthur I. Maier Limited, ARTWIL
                              Associates, Susan Maier or Edythe J.
                              Wagner, Inc.: to the address set
                              forth under such Seller's name on
                              Schedule A hereto

                              With a copy to:

                              Lowenthal, Landau, Fischer & Bring,
                                P.C.
                              250 Park Avenue
                              New York, New York  10177
                              Attention:  Robert E. Fischer, Esq.;

                         (c)  If to John A. Caito: to the address
                              set forth under such Seller's name on
                              Schedule A hereto;

                         (e)  If to Donald J. Fulford: to the ad-
                              dress set forth under such Seller's
                              name on Schedule A hereto; and

                         (f)  If to Patti Ann Ross: to the address
                              set forth under such Seller's name on
                              Schedule A hereto.

                    The address of a party, for the purposes of this Section 6.3, may be changed by giving written notice to the other party of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses as provided herein shall be deemed to continue in effect for all purposes hereunder.

                    6.4. Entire Agreement; Binding Effect. This Agreement and the documents referred to herein (a) con-stitute the entire agreement and supersede all other agreements and understandings (including without limita-tion any existing Withdrawal Rights Agreements by and between AIM and any Seller) both written and oral, be-tween the parties with respect to the subject matter hereof and (b) shall not be assigned by either party (by operation of law or otherwise) without the prior written consent of the other party, except that Buyer may assign, in its sole discretion, any of its rights, interests and obligations hereunder to any affiliate of Buyer; provid-ed, however, that no such assignment shall relieve Buyer of its obligations hereunder.

                    6.5. Specific Performance. The parties hereto agree that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by Buyer and any Seller in the event that this agreement is breached. Buyer and each of the Sellers, therefore, agree that any party hereto may obtain specific perfor-mance of this Agreement.

                    6.6. Applicable Law. This Agreement shall be governed by the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof) as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

                    6.7.  Parties in Interest.  This Agreement
          shall be binding upon and inure solely to the benefit of each party hereto and with respect to Section 1.7, the Partnership and, subject to Section 6.4(b) hereof, their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other individual, partnership, corporation, trust or other entity any rights or remedies of any nature whatso-ever under or by reason of this Agreement.

                    6.8.  Counterparts.  This Agreement may be
          executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    6.9. Headings; Pronouns and Conjunctions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless otherwise indicated herein or the context other-wise requires, the masculine pronoun shall include the feminine and neuter and the singular shall include the plural. The word "or" shall not be deemed exclusive.

                    6.10. Severability. In case any term, provi-sion, covenant or restriction of this Agreement is held to be invalid, illegal or unenforceable in any jurisdic-tion, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions, or of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.

                                *     *     *


                    IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                         OCEAN STATE JEWELRY, INC.

                                         By/s/Richard G. Marcus
                                           _______________________
                                           Name: Richard G. Marcus
                                           Title: President

                                         SELLERS:

                                         Arthur I. Maier Limited

                                         By/s/Arthur I. Maier
                                           _______________________
                                           Name: Arthur I. Maier
                                           Title: President

                                         ARTWIL Associates

                                         By/s/Arthur I. Maier
                                           _______________________
                                           Name: Arthur I. Maier
                                           Title: Partner


                                         Susan Maier
                                         _________________________
                                         by Bruce Maier
                                         as Attorney-in-fact

                                         John A. Caito
                                         _________________________


                                         Donald J. Fulford
                                         _________________________


                                         Patti Ann Ross
                                         _________________________

                                         EDYTHE J. WAGNER, INC.

                                         By/s/Edythe J. Wagner
                                           _______________________
                                           Name: Edythe J. Wagner
                                           Title: President


                    AIMPAR, Inc., as sole General Partner of the Partnership and pursuant to Section 6.4 of this Agreement and Section 10.8 of the Partnership Agreement, hereby consents to the transfer, if any, of any Seller's Inter-est in accordance with and pursuant to the terms and provisions of this Agreement.

                                         AIMPAR, INC.

                                         By/s/Richard G. Marcus
                                           _______________________
                                           Name: Richard G. Marcus
                                           Title: Authorized Signatory



                                        SCHEDULE A

                         Profits                                      Form of
Name and Address         Interest                                  Exercise Price
of Seller                 as of    Trigger                                                      Amount of
                         4/1/95     Date         Exercise Event        Cash   Notes+         Exercise Price
                                                                                               Section

Arthur I. Maier          10.00     1/1/97   1. prior to 1/1/99, any   1.100%  1. --       an amount equal to the sum of:
Limited(*)                                     Call exercise other
c/o Arthur I. Maier(#)                         than a Call exercise                       (i) the respective Capital Account
320 Glendale Road                              (whether or not                                balance as of the end of the
Scarsdale, NY  10583                           accelerated)                                   Fiscal Year of the Closing prior
                                               pursuant to                                    to the allocation thereto of the
                                               the events                                     respective share of any Profits
                                               described in                                   and Losses for such Fiscal Year
                                               Sec. 1.4(a)(i)(A)                              (which Profits and Losses shall
                                                                                              be distributed by the
                                            2. prior to 1/1/99, any   2.100%  2. --           Partnership in accordance with
                                               Put exercise (whether                          the terms and provisions of the
                                               or not accelerated)                            Partnership Agreement); provided,
                                               pursuant to the                                however, that in the event of an
                                               events described                               exercise of a Call Option (whether
                                               in Sec. 1.4(a)(ii)                             or not accelerated) pursuant to the
                                                                                              events described in Section
                                            3. prior to 1/1/99, any   3.40%   3.60%           1.4(a)(i)(A) hereof, the Buyer
                                               other Put exercise and                         shall have the right, in its sole
                                               any Call exercise                              discretion, to elect, within ten
                                               (whether  or not                               business days following the date
                                               accelerated) pursuant                          of notice of such exercise in
                                               to the events described                        accordance with Section 1.3 hereof,
                                               in Sec. 1.4(a)(i)(A)                           whether, for purposes of computing
                                                                                              the Exercise Price, to pay to such
                                            4. any Put or Call        4.100%  4. --           Seller the respective Captial Account
                                               exercise on or after                           balance as of the end of the Fiscal
                                               1/1/99                                         Year immediately preceding or
                                                                                              immediately following the date of
Susan Maier(*)           9.75      1/1/96   1. prior to 1/1/99, any   1.100%   1. --          such notice; and
320 Glendale Road                              Call exercise other
Scarsdale, NY  10583                           than a Call exercise                      (ii) the respective Special
                                               (whether or not                                Account balance on the date
                                               accelerated) pursuant                          of the Closing.
                                               to the events
                                               described in
                                               Sec. 1.4(a)(i)(A)

                                            2. prior to 1/1/99, any   2.100%   2. --
                                               Put exercise
                                               (whether or not
                                               accelerated)
                                               pursuant to
                                               the events
                                               described in
                                               Sec. 1.4(a)(ii)

                                            3. prior to 1/1/99, any   3.40%    3.60%
                                               other Put
                                               exercise and
                                               any Call exercise
                                               (whether or not
                                               accelerated)
                                               pursuant to
                                               the events
                                               described in
                                               Sec. 1.4(a)(i)(A)

                                            4. any Put or Call        4.100%   4. --
                                               exercise on or after
                                               1/1/99

ARTWIL Associates(*)     2.00      1/1/96   1. any Put or Call        1. 40%   1. 60%
411 Fifth Avenue                               exercise prior to
New York, NY  10016                            1/1/99

                                            2. any Put or             2.100%   2. --
                                               Call exercise
                                               on or after
                                               1/1/99

   SECTION   Capitalized terms used in this column have the meanings ascribed to them in the Partnership
             Agreement.  Notwithstanding the foregoing, if the Partnership's Property (as defined in the
             Partnership Agreement) is re-valued on the Partnership's books at an amount in excess of the aggregate value of the Capital Accounts as set forth on Schedule B of the Partnership Agreement, such excess shall be excluded from the calculation of Capital Accounts for all purposes of this
             Agreement (including without limitation this Schedule A).
   +         The form of the Note is attached hereto as Annex I; each Note to be issued by Buyer, if any, will mature and become due and payable on January 1, 1999 (or sooner if accelerated in accordance with its terms).
   (*)       Denotes Special Limited partner whose Interest subject to this Agreement includes both a
             Limited Partnership interest and a Special Limited Partnership interest.
   (#)       Denotes Partnership Employee.



                         Profits                                      Form of
Name and Address         Interest                                  Exercise Price
of Seller                 as of    Trigger                                                      Amount of
                         4/1/95     Date         Exercise Event        Cash   Notes+         Exercise Price
                                                                                                Section
                                                                                             Pursuant to
                                                                                              Exercise Event

John A. Caito(#)         0.75      1/1/99   1. on or prior to 1/1/99, 1.100%   1. --      1.  an amount equal
11 Greenbrier Road                             any Call exercise                              to the sum of:
Greenville, RI  02828                          other than
                                               pursuant to                                (i)  the respective
                                               Sec. 1.4(b)(i)(A)                               Capital Account
                                               and any Put                                     balance as of
                                               exercise                                        the end of the
                                               pursuant to                                     Fiscal Year of
                                               Sec. 1.4(b)(ii)                                 the Closing prior to the
                                                                                               allocation thereto of the
                                            2. any Call exercise      2. 40%   2. 60%          respective share of any Profits
                                               pursuant to                                     and Losses for such Fiscal Year
                                               Sec 1.4.(b)(i)(A)                               (which Profits and Losses shall
                                                                                               be distributed by the Partnership
                                               (a)   on or prior to                            in accordance with the terms and
Donald J. Fulford(#)     1.00      1/1/99            1/1/96;                                   provisions of the Partnership
1027 Cellar Avenue                                                                             Agreement); provided,
Scotch Plains, NJ 08820                        (b)   from 1/2/96                               however, that in the event of an
                                                     until 1/1/97;                             exercise of a Call Option
                                                                                               pursuant to Section 1.4(b)(i)(A)
                                               (c)   from 1/2/97                               hereof, the Buyer shall have
                                                     until 1/1/98;                             the right, in its sole discretion,
                                                     and                                       to elect, within ten business
                                                                                               days following the Trigger
                                               (d)   from 1/2/98                               Date, whether, for purposes of
                                                     until 1/1/99                              computing the Exercise Price,
                                                                                               to pay to such Seller the respective
                                            3. any Put or Call        3.100%   3. --           Capital Account balance as of the
                                               exercise on or                                  end of the Fiscal Year immediately
                                               after 1/2/99                                    preceding or immediately following
                                                                                               the Trigger Date; and
Edythe J. Wagner, Inc.   5.25      1/1/99
c/o Edythe J. Wagner (#)                                                                  (ii) the product of the respective
300 East 74th Street                                                                           Profits Interest and $16,500,000.
Apt. 12A
New York, NY 10021                                                                        2.   an amount equal to the sum of the
                                                                                               figure in 1(i) above and the
Patti Ann Ross(#)        0.75      1/1/99                                                      product of the respective Profits
404 East 75th Street                                                                           Interest and, with respect to the
New York, NY 10021                                                                             Exercise Event labelled:
                                                                                               2(a) $6,000,000;
                                                                                               2(b) $9,000,000;
                                                                                               2(c) $12,000,000; and
                                                                                               2(d) $15,000,000.

                                                                                          3.   same as (1) above.

    SECTION  Capitalized terms used in this column have the meanings ascribed to them in the Partnership
             Agreement.  Notwithstanding the foregoing, if the Partnership's Property (as defined in the
             Partnership Agreement) is re-valued on the Partnership's books at an amount in excess of the aggregate value of the Capital Accounts as set forth on Schedule B of the Partnership Agreement, such excess shall be excluded from the calculation of Capital Accounts for all purposes of this
             Agreement (including without limitation this Schedule A).
    +        The form of the Note is attached hereto as Annex I; each Note to be issued by Buyer, if any, will mature and become due and payable on January 1, 1999.
    (*)      Denotes Special Limited partner whose Interest subject to this Agreement includes both a Limited
             Partnership interest and a Special Limited Partnership interest.
    (#)      Denotes Partnership Employee.



                                                       ANNEX I

          PROMISSORY NOTE

          $[      ]                          As of [       ]


                    1.   Promise to Pay.  For value received,
          American Biltrite Inc., a Delaware corporation ("Maker"),
          hereby promises to pay to or to the order of [     ]
          ("Payee"), the principal amount of $[     ] plus simple
          interest thereon, as set forth in Section 2.

                    2. Payment of the Note. The principal amount of this Note from time to time outstanding, shall be payable in [consecutive equal annual installment[s] in arrears commencing on March 31, 199[ ] and] maturing on January 1, 199[ ], plus simple interest thereon computed on the basis of a 360-day year of 30-day months at an annual rate of 1% over the base lending rate charged as of the last day of such month by The First National Bank of Boston, which shall be paid in quarterly installments commencing on June 30, 1995 and ending on January 1, 199[ ], at which time all unpaid principal, interest and other sums due hereunder shall be paid in full.

                    If any installment of principal or interest is due on a Saturday, Sunday or legal holiday, the payment to be made on such date shall be paid on the next succeeding business day following such due date. Payment of both principal and interest is to be made in the lawful money of the United States at the offices of Maker at the address specified in Section 5 or at such other place as the holder of this Note designates from time to time. If any events of default occur pursuant to Section 4, this Note and accrued but unpaid interest shall continue to bear interest at the rate provided herein.

                    3. Prepayments. This Note may be prepaid*, in full at any time without premium or penalty.

                    4.   Default.  Each of the following events
          shall constitute an event of default hereunder:

                         (a)  Maker fails to pay any part of the
          principal of this Note or interest thereon within 10 days after notice of such failure to pay is given to Maker at the address specified in Section 5.
          *The form of Option Note for Susan Maier will include an acceleration clause whereby such Note immediately becomes due and payable in the event of any option exercise with respect to Arthur I. Maier Limited where the form of Exercise Price is 100% cash. A similar acceleration clause will be included in the form of Option Note for ARTWIL Associates, except that such note will not accelerate prior to December 31, 1995.

                         (b)  Maker makes an assignment for the
          benefit of its creditors, or applies for or acquiesces in the appointment of a receiver, trustee or other custodian for any of its properties or assets;

                         (c)  any proceedings shall be commenced by
          or against Maker for any relief which includes, or might result in, any modification of the obligations of Maker under this Note or relief under any bankruptcy or insolvency laws or other laws relating to the relief of debtors, readjustments or indebtedness, reorganizations, compositions or extensions, unless, in the case of involuntary proceedings not consented or acquiesced to by Maker, such proceedings shall have been dismissed within 45 days after the same were commenced;

                         (d)  Maker defaults on the payment of any
          note made in connection with the transactions contemplated by the Purchase Agreement dated as of March 31, 1995 by and among Ocean State Jewelry, Inc. and certain limited partners of K&M Associates, L.P.; provided that such nonpayment does not arise as a result of a good faith dispute between Maker and the payee of such note; or

                         (e)  any acceleration of any debt for
          money borrowed by Maker.

                    5. Remedies. Upon the occurrence of an event of default, and at any time thereafter (unless such event of default is promptly cured by Maker), the holder of this Note, at its option, evidenced by the mailing of a written notice to Maker at 57 River Street, Wellesley Hills, Massachusetts 02181, attention: President, may declare the entire unpaid principal amount hereunder and interest thereon to be immediately due and payable without presentment, demand, diligence, protest or further notice of any kind, all of which are hereby expressly waived by Maker, and the holder of this Note may immediately enforce payment hereof.

                    6. Successors and Assigns. All of the terms and conditions contained in this Note shall be binding upon and be enforceable against and inure to the benefit of the successors and permitted assigns of Maker and the holder.

                    7. Waiver. This Note is one of a series of notes being issued as of the date hereof or at a later date (the "Partnership Notes") in connection with the acquisition by Maker of interests in K&M Associates L.P., a Rhode Island limited partnership (the "Partnership"), pursuant to a Purchase Agreement dated as of March 31, 1995 by and among Ocean State Jewelry, Inc., a Rhode Island corporation ("Ocean State"), and certain limited partners of the Partnership set forth on Schedule A thereto and an Option Agreement dated as of March 31, 1995 by and among Ocean State and certain limited partners of the Partnership set forth on Schedule A thereto. Any default by Maker of any Partnership Note may be waived by the holders of a majority in interest of the aggregate principal amount outstanding of such Partnership Notes at the time of default. However, no waiver by the holder of any breach hereof or default hereunder shall be deemed a waiver of any preceding or succeeding breach or default, and no failure of the holder to exercise any right or privilege hereunder shall be deemed a waiver of the holder's right to exercise the same or any other right or privilege at any subsequent time or times.

                    8.   Governing Law.  This Note shall be
          governed by the law of the State of New York without giving effect to the principles of conflicts of law thereof.
                    9. Jury Trial. By acceptance of this Note, to the extent permitted by law, Maker and Payee hereby waive jury trial.

                    IN WITNESS WHEREOF, Maker has caused this Note to be executed in its corporate name by the signature of its duly authorized officer or representative on the date first above written.

                                   AMERICAN BILTRITE INC.

                                   By_________________________
                                     Name:
                                     Title:

          ATTEST:

          ______________________